NOTE 34. EVENTS OCCURRING AFTER THE REPORTING DATE	12 Months Ended
Dec. 31, 2021
NOTE 34. EVENTS OCCURRING AFTER THE REPORTING DATE

NOTE 34. EVENTS OCCURRING AFTER THE REPORTING DATE

Save as disclosed below, there is no other matter or circumstance arisen since December 31, 2021, which has significantly affected, or may significantly affect the operations of the Group, the result of those operations, or the state of affairs of the Group in subsequent financial years.

a)	As announced in Form 6K on December 30, 2021, the Company entered into an Assignment and Assumption Agreement to take over the rights and obligation on a Cooperation Agreement on developing a Blockchain business focusing on digital asset market platform mainly focusing on NFT (Non Fungible Token) trading market. Under the Cooperation Agreement, the Group may invest up to US$1 million for 60% equity interests in Ace to develop, establish, and operate a trading platform called "Ouction". The development, marketing and operating team will receive the 40% of the equity interest in Ace. The Company will pay a deferred payment based on future earnings of Ace Corporation Limited ("Ace") and a bonus payment if Ace is listed on a recognized exchange in the next 5 years.

b)	As announced in the Form 6K on January 3, 2022, the Company entered into convertible note purchase agreements with individual investors outside the United States raising a total of US$10 million by the issuance of US$10 million convertible notes ("Note"). The Note bears interests at 6% per annum maturing in 2 years from the date of issuance of the Note. The holder of the Note has the right to convert the principal amount to shares in the Company at a fixed conversion price of US$3.12 per share, subject to adjustment, over the term of the Note. Under the Note, the holder of the Note cannot convert the shares in the Company if such conversion would take the noteholder over 4.99% shareholding in the Company. In January 2022, the noteholders converted all the notes into 3,205,128 shares in the Company.

In addition, the noteholder also received a warrant representing 80% of the amount of the Note, raising an additional US$8 million if all the warrants are exercised. The warrants are for a term of 2 years from the date of the convertible notes and can be exercised at US$3.74 for each share. Under the warrant agreement, the warrant holder cannot exercise the warrant to subscribe for shares in the Company if such exercise would take the warrant holder over 4.99% shareholding in the Company.

c)	On January 19, 2022, the Company issued 664,871 ordinary shares as a result of the conversion of HK$14 million convertible promissory note dated January 20, 2020.

d)	As announced in Form 6K on January 20, 2022, the Company entered into a subscription agreement to subscribe US$1 million for 60% equity interests in World Integrated Supply Ecosystem Sdn Bhd ("WISE"). WISE, a Malaysia company based in Kuala Lumpur, is engaged in the business of the provision of Halal certification to qualified businesses/operations, the establishment Halal products supply chain, and sale of Halal products.

e)	As announced in Form 6K on March 17, 2022, the Company approved the fund raising of share placement of up to US$20 million, depending on market conditions. Since March 2022 to the date of this report, the Company has raised US$6.7 million by the issuance of a total of 1,489,010 shares in the Company.

f)	On April 13, 2022, the Company issued 507,692 ordinary shares as a result of the conversion of US$1.65 million convertible promissory note dated August 6, 2020